
                          THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                          (Amounts in Millions Except Per Share Amounts)
                                Consolidated Earnings Information


                                                   Three Months Ended June 30, 2004
                                   ----------------------------------------------------------------
                                              % Change      Earnings  % Change             % Change
                                                Versus        Before    Versus        Net    Versus
                                   Net Sales  Year Ago  Income Taxes  Year Ago   Earnings  Year Ago
                                   ----------------------------------------------------------------
FABRIC AND HOME CARE               $   3,487        7%      $    782        4%      $ 523        5%
BEAUTY CARE                            4,412       43%           792       17%        532       14%
BABY AND FAMILY CARE                   2,731        9%           350       29%        201       22%
HEALTH CARE                            1,636       18%           222       41%        138       25%
SNACKS AND BEVERAGES                     855       10%           115       39%         77       40%
                                   ----------------------------------------------------------------
    TOTAL BUSINESS SEGMENT            13,121       19%         2,261       16%      1,471       14%
CORPORATE                               (159)      n/a          (281)      n/a        (97)      n/a
                                   ----------------------------------------------------------------
    TOTAL COMPANY                     12,962       19%         1,980       46%      1,374       44%



                                                  Twelve Months Ended June 30, 2004
                                   ----------------------------------------------------------------
                                              % Change      Earnings  % Change             % Change
                                                Versus        Before    Versus        Net    Versus
                                   Net Sales  Year Ago  Income Taxes  Year Ago   Earnings  Year Ago
                                   ----------------------------------------------------------------
FABRIC AND HOME CARE               $  13,868       10%      $  3,287        7%    $ 2,203        7%
BEAUTY CARE                           17,122       40%         3,662       26%      2,422       22%
BABY AND FAMILY CARE                  10,718        8%         1,623       12%        996       13%
HEALTH CARE                            6,991       21%         1,448       40%        962       36%
SNACKS AND BEVERAGES                   3,482        8%           557       21%        363       19%
                                   ----------------------------------------------------------------
    TOTAL BUSINESS SEGMENT            52,181       19%        10,577       19%      6,946       17%
CORPORATE                               (774)      n/a        (1,227)      n/a       (465)      n/a
                                   ----------------------------------------------------------------
    TOTAL COMPANY                     51,407       19%         9,350       24%      6,481       25%

                               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                      APRIL-JUNE NET SALES INFORMATION
                                      (Percent Change vs. Year Ago) **

                                   Volume
                         ---------------------------
                                With        Without
                         Acquisition   Acquisitions/                                   Total    Total Impact
                         Divestiture   Divestitures       FX      Price   Mix/Other    Impact          Ex-FX
                         -----------------------------------------------------------------------------------
FABRIC AND HOME CARE         8%            8%             3%       -3%       -1%          7%              4%
         BEAUTY CARE        41%           11%             3%        0%       -1%         43%             40%
BABY AND FAMILY CARE         8%            8%             3%       -2%        0%          9%              6%
         HEALTH CARE        13%           12%             3%        0%        2%         18%             15%
SNACKS AND BEVERAGES         9%            9%             3%        0%       -2%         10%              7%
       TOTAL COMPANY        18%           10%             3%       -1%       -1%         19%             16%


                               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                     JULY-JUNE NET SALES INFORMATION
                                    (Percent Change vs. Year Ago) **

                                   Volume
                         ---------------------------
                                With        Without
                         Acquisition   Acquisitions/                                   Total    Total Impact
                         Divestiture   Divestitures       FX      Price   Mix/Other    Impact          Ex-FX
                         -----------------------------------------------------------------------------------
FABRIC AND HOME CARE         9%            9%             3%       -1%       -1%         10%              7%
         BEAUTY CARE        37%           10%             4%       -1%        0%         40%             36%
BABY AND FAMILY CARE         6%            6%             4%       -1%       -1%          8%              4%
         HEALTH CARE        18%           17%             3%        0%        0%         21%             18%
SNACKS AND BEVERAGES         4%            4%             4%       -1%        1%          8%              4%
       TOTAL COMPANY        17%           10%             4%       -1%       -1%         19%             15%


** These sales percentage changes are approximations based on quantitative formulas that are consistently applied.

                THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
              (Amounts in Millions)
       Consolidated Cash Flows Information

                                                                    Twelve Months Ended June 30
                                                                   ----------------------------
                                                                      2004                2003
                                                                   -------             -------
BEGINNING CASH                                                     $ 5,912             $ 3,427

OPERATING ACTIVITIES
    NET EARNINGS                                                  $  6,481            $  5,186
    DEPRECIATION AND AMORTIZATION                                    1,733               1,703
    DEFERRED INCOME TAXES                                              415                  63
    CHANGES IN:
        ACCOUNTS RECEIVABLE                                           (159)                163
        INVENTORIES                                                     56                 (56)
        ACCOUNTS PAYABLE, ACCRUED AND OTHER LIABILITIES                625                 936
        OTHER OPERATING ASSETS & LIABILITIES                           (88)                178
    OTHER                                                              299                 527
                                                                  --------            --------
  TOTAL OPERATING ACTIVITIES                                         9,362               8,700
                                                                  --------            --------
INVESTING ACTIVITIES
    CAPITAL EXPENDITURES                                            (2,024)             (1,482)
    PROCEEDS FROM ASSET SALES                                          230                 143
    ACQUISITIONS, NET OF CASH ACQUIRED                              (7,476)                (61)
    CHANGE IN INVESTMENT SECURITIES                                   (121)               (107)
                                                                  --------            --------
  TOTAL INVESTMENT ACTIVITIES                                       (9,391)             (1,507)
                                                                  --------            --------
FINANCING ACTIVITIES
    DIVIDENDS TO SHAREHOLDERS                                       (2,539)             (2,246)
    CHANGE IN SHORT-TERM DEBT                                        4,911              (2,052)
    ADDITIONS TO LONG TERM DEBT                                      1,963               1,230
    REDUCTION OF LONG TERM DEBT                                     (1,188)             (1,060)
    PROCEEDS FROM THE EXERCISE OF STOCK OPTIONS                        555                 269
    TREASURY PURCHASES                                              (4,070)             (1,236)
                                                                  --------            --------
  TOTAL FINANCING ACTIVITIES                                          (368)             (5,095)
                                                                  --------            --------
EXCHANGE EFFECT ON CASH                                                (46)                387
                                                                  --------            --------
CHANGE IN CASH AND CASH EQUIVALENTS                                   (443)              2,485
                                                                  --------            --------
ENDING CASH                                                       $  5,469            $  5,912
                                                                  ========            ========



                THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
              (Amounts in Millions)
      Consolidated Balance Sheet Information

                                                             June 30, 2004       June 30, 2003

CASH AND CASH EQUIVALENTS                                         $  5,469            $  5,912
INVESTMENTS SECURITIES                                                 423                 300
ACCOUNTS RECEIVABLE                                                  4,062               3,038
TOTAL INVENTORIES                                                    4,400               3,640
OTHER                                                                2,761               2,330
                                                                  --------            --------
TOTAL CURRENT ASSETS                                                17,115              15,220

NET PROPERTY, PLANT AND EQUIPMENT                                   14,108              13,104
NET GOODWILL AND OTHER INTANGIBLE ASSETS                            23,900              13,507
OTHER NON-CURRENT ASSETS                                             1,925               1,875
                                                                  --------            --------
TOTAL ASSETS                                                      $ 57,048            $ 43,706
                                                                  ========            ========

ACCOUNTS PAYABLE                                                  $  3,617            $  2,795
ACCRUED AND OTHER LIABILITIES                                        7,689               5,512
TAXES PAYABLE                                                        2,554               1,879
DEBT DUE WITHIN ONE YEAR                                             8,287               2,172
                                                                  --------            --------
TOTAL CURRENT LIABILITIES                                           22,147              12,358

LONG-TERM DEBT                                                      12,554              11,475
OTHER                                                                5,069               3,687
                                                                  --------            --------
TOTAL LIABILITIES                                                   39,770              27,520
                                                                  --------            --------
                                                                  --------            --------
TOTAL SHAREHOLDERS' EQUITY                                          17,278              16,186
                                                                  --------            --------
                                                                  --------            --------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                          $ 57,048            $ 43,706
                                                                  ========            ========

                       THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                       (Amounts in Millions Except Per Share Amounts)
                              Consolidated Earnings Information


                                                            AMJ QUARTER
                                              -----------------------------------------------
                                                                            W/O Restructuring
                                                                                 Charges

                                                AMJ 04    AMJ 03  % CHG       AMJ 03  % CHG
                                              --------  --------  -----     --------  -----
NET SALES                                     $ 12,962  $ 10,920   19 %     $ 10,920   19 %
 COST OF PRODUCTS SOLD                           6,479     5,768   12 %        5,600   16 %
                                              --------  --------            --------
GROSS MARGIN                                     6,483     5,152   26 %        5,320   22 %
 MARKETING, RESEARCH, ADMINISTRATIVE & OTHER     4,344     3,683   18 %        3,470   25 %
                                              --------  --------            --------
OPERATING INCOME                                 2,139     1,469   46 %        1,850   16 %
 TOTAL INTEREST EXPENSE                            175       136                 136
 OTHER NON-OPERATING INCOME, NET                    16        24                  24
                                              --------  --------            --------
EARNINGS BEFORE INCOME TAXES                     1,980     1,357   46 %        1,738   14 %
 INCOME TAXES                                      606       402                 522

NET EARNINGS                                     1,374       955   44 %        1,216   13 %
                                              ========  ========            ========
EFFECTIVE TAX RATE                              30.6 %    29.6 %              30.0 %


PER COMMON SHARE:
 BASIC NET EARNINGS                           $  0.52   $  0.36    44 %     $  0.46    13 %
 DILUTED NET EARNINGS                         $  0.50   $  0.34    47 %     $  0.43    16 %
 DIVIDENDS                                    $ 0.250   $ 0.205             $ 0.205
AVERAGE DILUTED SHARES OUTSTANDING            2,772.9   2,799.2             2,799.2



COMPARISONS AS A % OF NET SALES                                  Basis Pt            Basis Pt
-------------------------------                                     Chg                 Chg
 COST OF PRODUCTS SOLD                         50.0 %    52.8 %              51.3 %
 GROSS MARGIN                                  50.0 %    47.2 %     280      48.7 %     130
 MARKETING, RESEARCH, ADMINISTRATIVE & OTHER   33.5 %    33.7 %              31.8 %
 OPERATING MARGIN                              16.5 %    13.5 %     300      16.9 %     (40)
 EARNINGS BEFORE INCOME TAXES                  15.3 %    12.4 %              15.9 %
 NET EARNINGS                                  10.6 %     8.7 %              11.1 %



                                                                 FYTD
                                             -----------------------------------------------
                                                                           W/O Restructuring
                                                                                Charges

                                             6/30/2004 6/30/2003  % CHG    6/30/2003  % CHG
                                             --------- ---------  -----    ---------  -----
NET SALES                                     $ 51,407  $ 43,377   19 %     $ 43,373   19 %
 COST OF PRODUCTS SOLD                          25,076    22,141   13 %       21,760   15 %
                                              --------  --------            --------
GROSS MARGIN                                    26,331    21,236   24 %       21,613   22 %
 MARKETING, RESEARCH, ADMINISTRATIVE & OTHER    16,504    13,383   23 %       13,009   27 %
                                              --------  --------            --------
OPERATING INCOME                                 9,827     7,853   25 %        8,604   14 %
 TOTAL INTEREST EXPENSE                            629       561                 561
 OTHER NON-OPERATING INCOME, NET                   152       238                 238
                                              --------  --------            --------
EARNINGS BEFORE INCOME TAXES                     9,350     7,530   24 %        8,281   13 %
 INCOME TAXES                                    2,869     2,344               2,557

NET EARNINGS                                     6,481     5,186   25 %        5,724   13 %
                                              ========  ========            ========
EFFECTIVE TAX RATE                              30.7 %    31.1 %              30.9 %


PER COMMON SHARE:
 BASIC NET EARNINGS                           $   2.46  $   1.95   26 %     $   2.16   14 %
 DILUTED NET EARNINGS                         $   2.32  $   1.85   25 %     $   2.04   14 %
 DIVIDENDS                                    $  0.933  $  0.820            $  0.820
AVERAGE DILUTED SHARES OUTSTANDING             2,790.1   2,802.6             2,802.6



COMPARISONS AS A % OF NET SALES                                  Basis Pt              Basis Pt
-------------------------------                                     Chg                 Chg
 COST OF PRODUCTS SOLD                         48.8 %    51.0 %              50.2 %
 GROSS MARGIN                                  51.2 %    49.0 %     220      49.8 %     140
 MARKETING, RESEARCH, ADMINISTRATIVE & O       32.1 %    30.9 %              30.0 %
 OPERATING MARGIN                              19.1 %    18.1 %     100      19.8 %     (70)
 EARNINGS BEFORE INCOME TAXES                  18.2 %    17.4 %              19.1 %
 NET EARNINGS                                  12.6 %    12.0 %              13.2 %
